COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2023
Disclosure of Commitments And Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Material agreements
At the end of 2023, the Company had several agreements with third parties related to the manufacturing of RUCONEST® and Joenja® and development of new products. In these agreements certain minimum volumes are committed. Total future commitments under these agreements for the year ended December 31, 2023 and December 31, 2022 are approximately $58.3 million and $73.8 million, of which $21.9 million relates to 2024 and $36.4 million relates to 2025 and further.

Joenja® (leniolisib) milestone commitments
In August 2019, Pharming entered into a development collaboration and license agreement with Novartis to develop and commercialize leniolisib, a small molecule phosphoinositide 3-kinase delta (P13Kδ) inhibitor being developed by Novartis to treat patients with Activated Phosphoinositide 3-kinase Delta Syndrome (APDS). In November 2022, Pharming submitted regulatory filings to the FDA and EMA for the purpose to commercialize leniolisib. On March 24, 2023, Pharming received FDA approval for the commercialization of Joenja® (leniolisib) in the United States. We anticipate that the CHMP will issue its opinion on the leniolisib MAA in the first quarter of 2024 and expect European marketing authorisation approximately two months later.
Pharming has agreed upon phased Development and Regulatory Milestone payments of $20.5 million. As a result of the first commercial sale, Pharming has paid $10.4 million in Development and Regulatory Milestone payments in 2023. Furthermore, Pharming is committed to one-off Sales Milestone payments when annual net sales exceed set thresholds for the first time. The total commitment equals $180.0 million when yearly net sales reach $500.0 million. The first milestone equals $5.0 million when yearly net sales reach $50.0 million. After a sales threshold has been reached for the first year, the milestone payment for that threshold does not recur. In 2023, the Company has not reached the first sales milestone of yearly net sales of $50.0 million and therefore did not make any sales milestone payment.
In addition to these milestone payments, the Company has agreed to pay royalty fees to Novartis. These royalties are calculated as a fixed percentage over net sales, growing to a maximum of 18% when net sales exceed $300.0 million. These royalty payments have a term of 10 years. The minimum royalty liability of 12% is applicable for sales up until $150.0 million. The timing of the milestone payments and royalty payments is uncertain as these are highly dependent on the enrollment of new patients for leniolisib. In 2023, the Company has made $2.1 million in royalty payments to Novartis.